UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 31, 2011

Date of report (Date of earliest event reported)

Great Lakes Aviation, Ltd.

(Exact name of registrant as specified in its charter)

Iowa	0-23224	42-1135319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1022 Airport Parkway

Cheyenne, WY 82001

(Address of principal executive offices, including zip code)

(307) 432-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

United Codeshare Agreement

Great Lakes Aviation, Ltd. (“Great Lakes” or the “Company”) is filing this Amendment No. 1 to its Form 8-K/A (“Amendment”) for the sole purpose of re-filing Exhibit 10.2 to the original Form 8-K.

Except as described above, this Amendment does not modify or update the disclosures presented in the original Form 8-K in any way. Those sections of the original Form 8-K that are unaffected by this Amendment are not included herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011	Great Lakes Aviation, Ltd.

	By:	/s/ Michael O. Matthews
Michael O. Matthews Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.2	Codeshare Agreement between the Company and United Air Lines, dated September 1, 2011. Portions of this Exhibit have been excluded from the publicly available document pursuant to a pending request for confidential treatment of the excluded material.